UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 14, 2009

Commercial Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	0-27894	34-1787239
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

118 South Sandusky Avenue, Upper Sandusky, Ohio	43351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(419) 294-5781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  - Results of Operation and Financial Condition.

On August 14, 2009, the Company mailed a letter to its shareholders which included unaudited financial information for the period ended June 30, 2009, a copy of which is provided herewith as Exhibit 99.

Item 7.01  - Regulation FD Disclosure.

On August 14, 2009, the Company mailed a letter to its shareholders which included unaudited financial information for the period ended June 30, 2009 and which disclosed the Company’s intention to reduce its dividend payable on September 30, 2009 to $0.10 per share.  A copy of the August 14, 2009 letter to shareholders is provided herewith as Exhibit 99.

Item 9.01  - Financial Statements and Exhibits

(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits. The following exhibit is included with this current report on Form 8-K:

Exhibit Number	Exhibit Description
99	Letter to Shareholders Dated August 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Bancshares, Inc.
(Registrant)

Date	August 14, 2009	By:	/s/ David J. Browne
David J. Browne, Corporate Secretary